Exhibit 99.3

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made and entered into effective as of December 20, 2022 (the “Effective Date”), by and among TAC Vega MA Owner, LLC, a Delaware limited liability company (“Landlord”, “Lessor” or “Vega”) and Valiant Enterprises, LLC (“Tenant”, “Lessee” or “Valiant”). Landlord and Tenant are sometimes collectively referred to herein as the “Parties” and individually as a “Party”.
WHEREAS, Vega has become the landlord and Valiant the tenant with respect to premises located at 310 Kenneth Welch Drive, Lakeville, MA 02347 (the “Premises”) pursuant to an Amended & Restated Lease Agreement (the “Lease Agreement”) as of April 22, 2020 entered into by CSS I LLC, as lessor, and Valiant, as lessee (notwithstanding the errant reference to “Nature’s Remedy of Massachusetts” as lessee on the cover page of the Lease Agreement);

WHEREAS, CSS I LLC and Valiant entered into Lease Amendment #1 (the “First Amendment”) amending the Lease Agreement as of October 21, 2020;

WHEREAS, Vega acquired the Premises and the Parties entered into the Second Amendment to Lease as of January 12, 2022 (the “Second Amendment” and, together with the Lease Agreement and the First Amendment, the “Lease”) with respect to the Premises;

WHEREAS, the Parties [***] desire to amend the terms of the Lease on the terms set forth herein;

NOW, THEREFORE, in consideration of the respective undertakings, covenants and agreements of the Parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary contained in the Lease, the Parties hereby agree as follows:

1.    Recitals and Capitalized Terms. The recitals set forth above are agreed to be correct and are incorporated herein. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Lease.

2.    Revised List of Back up Equipment. The Back up Equipment in the Lease is hereby amended and restated to consist of the Back up Equipment listed and designated as Back up Equipment (the “Back up Equipment”) on the Final Equipment List attached hereto at Exhibit B and shall include fully functioning equipment with a rated chilling capacity of [***].

3.    Purchase, Installation and Maintenance of Back up Equipment. The
Back up Equipment is to be located in the Back up Equipment Room, as identified in Exhibit A. Landlord shall be solely responsible for the purchase, installation, operation and maintenance of fully functional Back up Equipment. The Parties acknowledge that the Back up Equipment, once it is rendered functional, assuming it provides fully functioning equipment with a rated chilling capacity of [***], and together with the increased CHW capacity provided in the Premises Mechanical Room as defined in Exhibit A, meets the Back up Capacity Standard required under the Lease. Landlord shall purchase, install and render fully functional the Back up Equipment no later than July 31, 2023, subject to force majeure and/or availability of materials. Landlord shall be obligated to maintain and repair the Back up Equipment pursuant to the terms of the Lease. Landlord reserves the right to make modifications to the Final Equipment List provided that such modifications do not reduce the capacity available to Tenant.

4.    Revised Financial Terms; Implementation of [***] Remediation Plan.
The provisions of the First Amendment and Section 2 of the Second Amendment with regard to additional monthly rent payments by Tenant to Landlord of $120,000 per month through January 2023 and rent credits in Tenant’s favor of $23,793 per month commencing in February 2023 (as set forth in Exhibit A to the Second Amendment) are hereby rendered void and of no force and effect effective as of September 1, 2022, as follows: (A) Landlord may retain the $120,000 additional monthly rent paid by Tenant through August 1, 2022 without refund; (B) Tenant shall not be obligated to pay such $120,000 amount for September 1, 2022 or any subsequent period; (C) Tenant shall not be entitled to the $23,793 per month rent credit that otherwise would commence in February 2023; and (D) Landlord shall separately fund the Remediation Plan of [***] (the “[***] Remediation Plan”)], a copy of which is attached hereto at Exhibit C, in an estimated amount of [***] and separately pay for and install the Back up Equipment in an estimated amount of [***]. Other financial terms set forth in the Lease shall remain in effect. Landlord shall ensure that the work (the “Remediation Work”) contemplated by the [***] Remediation Plan is completed on or before July 31, 2023, subject to force majeure and/or the availability of materials. Landlord shall provide to Tenant a copy of any warranties or guaranties issued by [***] Engineering LLC (“[***]”) for the remediation work. To the extent Tenant desires changes in the scope of the Remediation Work beyond that contemplated by the Remediation Plan and this Third Amendment following the Effective Date resulting in incremental costs to Landlord, Tenant shall be responsible for such incremental costs.

5.    Use of back up equipment Room. The Back up Equipment Room located on Exhibit A attached hereto and incorporated herein, designated by the First Amendment as the Back up Equipment Room, shall remain part of the leased Premises under the Lease; provided, however, that (A) Back up Equipment shall be located therein, (B) Landlord shall promptly remove from such room all other equipment, and (C) Tenant shall not otherwise modify such space or install additional equipment therein without Landlord’s prior written consent, not to be unreasonably withheld. Tenant shall continue to pay the Base Rent in the amount of $50,000 monthly for use of such portion of the Premises during the lease term.

6.    Parking and Vacant premises in the building. Subject to final governmental approval and completion of the work, Tenant shall be allocated 104 parking spaces with respect to the Premises (understanding that Landlord is still in the process of obtaining governmental approval for a total of 250 parking spaces). If Landlord is unable, notwithstanding reasonable efforts, to obtain approval for all of said 250 parking spaces, the Parties will work in good faith to reach a resolution pursuant to which Tenant shall be allocated at least a proportionate number of parking spots at the premises equal to 104/250 of the available parking spots. The parking spaces allocated to the Tenant shall be on the eastern side of the building to the extent possible; however, if the spaces cannot be accommodated on the eastern side of the building, Landlord and Tenant will agree to demarcate Tenant’s remaining parking spaces on the western side of the building. As of February 28, 2023, it is anticipated that 18,300 vacant square feet will be vacant as identified on Exhibit A (the “Vacant Premises”). To increase the marketability of the Vacant Premises, the Parties acknowledge and agree that Landlord may reserve twenty-one (21) parking spaces on the eastern side of the Building in the Building parking lot at an exact location to be determined based on Landlord’s final approved site plan for the Building (the “21 Parking Spots”), for the exclusive use by the prospective tenant of the Vacant Premises. Such 21 Parking Spots shall not reduce the 104 parking spaces allocated to Tenant. Notwithstanding the foregoing, in the absence of an agreement by and between Landlord and a prospective tenant of the Vacant Premises for the lease of the Vacant Premises and use of the 21 Parking Spots by such prospective tenant, the Parties may enter into an agreement providing for Tenant’s exclusive use of the 21 Parking Spots upon such terms and conditions that are mutually agreeable to the Parties, which shall automatically terminate at such time as the Vacant Premises lease is entered into by the parties thereto.

7.    MAINTENANCE AND REPAIR OF PREMISES AND OF EQUIPMENT; UTILITIES. Landlord
shall be obligated to maintain and repair, at its expense and in conformity with the Required Service Levels per Section 3.01 of the Lease, the equipment listed on the replacement Exhibit D to the Lease, which is addressed in Section 8 below and attached hereto as Exhibit D, except that Tenant shall be responsible for entering into the HVAC Contract, as defined in replacement Exhibit D, for the maintenance and repair of the air handlers above each room in the interstitial space, pursuant to which Tenant will be responsible to pay for all repair parts for the air handlers above each room and Lessor will be responsible to pay for all labor and maintenance to repair and maintain the air handlers. Should Tenant desire to improve HVAC components (ductwork etc.) located in the interstitial space above the Premises (the “HVAC Improvements”), including some of the work related to repairing or replacing existing equipment, e.g. AHUs, ductwork, set forth in [***] February 4, 2022 Design- Build Proposal, Ventilation Improvement Project, Jushi Grow Facility, Lakeville, Massachusetts attached hereto at Ex. F, Tenant may have such HVAC Improvements undertaken at its expense, subject to Landlord’s prior review and approval, not to be unreasonably withheld, and further provided that Landlord shall be responsible for the labor portion of the cost of ongoing maintenance associated with those improvements. Utility services for the Premises shall be sub-metered by Landlord, and Tenant shall be responsible for the sub metered cost of such services to the Premises as Additional Rent.

8.    REQUIRED SERVICE LEVELS; PERMITTED USE. Exhibit D to the Lease Agreement is hereby deleted in its entirety and replaced by Exhibit D attached hereto. Section 3.01 of the Lease Agreement, with the replacement Exhibit D, together shall establish the Required Service Levels from and after the date hereof. The Parties acknowledge and agree that: (A) the Permitted Use of the Premises shall mean Tenant’s level/rate of productivity of cultivation, processing and sale of marijuana and marijuana products and operation of an RMD, and ancillary and auxiliary uses directly related thereto, as of the Effective Date, and (B) that the Required Service Levels, once the Remediation Work and implementation of the terms of this Third Amendment, will be sufficient to allow Tenant to operate Tenant’s business in the Premises for its Permitted Use. Any further change in Tenant’s operations from and after the Effective Date and/or installation/removal of additional equipment in connection with Tenant’s operations (other than that called for by this Third Amendment and/or the Settlement Agreement or to provide the Required Service Levels), which affects any Building equipment, whether installed and/or maintained by Landlord or Tenant hereunder, shall be at Tenant’s sole cost and expense, and shall be subject to Landlord’s prior review and approval, which review and approval shall not be unreasonably withheld.

9.    WASTEWATER DISCHARGE. Section 3.01 of the Lease Agreement, which requires, amongst other things, that Landlord shall provide septic/sewer, shall remain in effect. Plumbing equipment, fixtures, and systems inside the Premises regulating wastewater discharge from the Premises required due to the alteration of Tenant's operation such as increases in personnel above [***] or changes in operational discharge above [***] shall be maintained and repaired at Tenant’s sole cost and expense. Wastewater discharge from the Premises shall be handled in strict compliance with law and shall not adversely impact the Building’s wastewater disposal system. To the extent Tenant does not maintain the equipment in a manner satisfactory to Landlord, Landlord reserves the right to repair and maintain the same and invoice the Tenant for any costs incurred in doing so.

10.    Miscellaneous.

(a)    All other Lease Terms in Effect. Except to the extent the Lease is modified by this Third Amendment, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Third Amendment, the terms of this Third Amendment shall prevail.

(b)    Life and Safety Systems. Consistent with Section 3.02 of the Lease, Landlord shall continue to be responsible for ensuring that all life and safety systems in the Common Areas, such as fire detectors, are maintained per code and consistent with all reasonable requests by the Fire Marshal.

(c)    Entire Agreement. This Third Amendment represents the entire agreement of the Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. Notwithstanding the foregoing, the Lease shall continue to be effective and apply except as amended by the Third Amendment. To be effective, any amendment to the Lease shall be in writing and shall be executed by both parties.

(d)    Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Third Amendment may be executed by original signature and/or signature originally signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Third Amendment in the presence of the other Party to this Third Amendment. The Parties hereby waive any defenses to the enforcement of the terms of this Third Amendment based on such electronic, faxed or emailed signatures.

        (e)    Authority. Each signatory of this Third Amendment represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment as of the Effective Date.

    LANDLORD, TAC VEGA MA OWNER, LLC:

/s/ Charles Kauss_________________
Name: Charles Kauss
Title: Manager

TENANT, VALIANT ENTERPRISES, LLC:

/s/ Jon Barack_____________________
Name: Jon Barack
Title: President